Exhibit 99.2 A World Without Infectious Disease C o r p o r a t e O v e r v i e w F e b r u a r y 2 4 , 2 0 2 2 V I R B I O T E C H N O L O G Y , I N C . WHO: World Health Organization; HBV: Hepatitis B Virus; HIV: Human Immunodeficiency Virus

L E G A L D I S C L A I M E R Forward-Looking Statements Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding the near- term financial performance (including near-term collaboration revenue related to binding agreements for doses of sotrovimab) of Vir Biotechnology, Inc. (the “Company”), the timing and expected number of therapeutic doses of sotrovimab that the Company will be able to supply to patients, the ability of sotrovimab to maintain activity against circulating variants of concern and interest, including Omicron, the expected success, cost, and timing of the Company’s research and clinical development plans and clinical trials, the Company’s goals with respect to the prophylaxis or treatment of COVID-19, HBV, influenza A and HIV, the Company’s objectives, strategy, technology platform and clinical trial designs, the potential benefits of the Company’s collaborations, and the Company’s ability to complete certain milestones. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the management of the Company as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing the Company’s products and technologies, future results from the Company’s ongoing and planned clinical trials such as unexpected data or clinical site activation rates or clinical trial enrollment rates that are lower than expected, difficulties arising from the Company’s collaborations, challenges in accessing adequate manufacturing capacity, the Company’s ability to obtain adequate financing to fund its planned clinical trials and other expenses, statements related to regulatory authorizations and approvals, trends in the industry, changes in the competitive landscape, delays or disruptions due to the COVID-19 pandemic, including supply chain disruptions, the legal and regulatory framework for the industry, unexpected litigation or disputes and future expenditures. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company’s actual results to differ from current expectations are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Marketing Authorization/Emergency Use of Sotrovimab Sotrovimab has received marketing authorization in the European Union, Australia, Great Britain, Japan, and Saudi Arabia, and has been granted temporary authorization in multiple other countries, including Bahrain, Canada, Egypt, Kuwait, Qatar, Singapore, and the United Arab Emirates. In the United States, sotrovimab has not been approved, but has been authorized for emergency use by FDA under an EUA, to treat mild-to-moderate COVID-19 in adults and pediatric patients (12 years of age and older weighing at least 40 kg) with positive results of direct SARS-CoV-2 viral testing, and who are at high risk for progression to severe COVID-19, including hospitalization or death. The emergency use of sotrovimab is only authorized for the duration of the declaration that circumstances exist justifying the authorization of the emergency use of drugs and biological products during the COVID-19 pandemic under Section 564(b)(1) of the Act, 21 U.S.C. § 360bbb-3(b)(1), unless the declaration is terminated, or authorization revoked sooner. © 2022 Vir Biotechnology, Inc. 02

2021: PROVING OUR METTLE

Delivered sotrovimab to patients around the world

- >750,000 doses sold, ~90% delivered, $917.2 million of sotrovimab collaboration revenue recognized
- IM trial achieved primary endpoint
- Stood up to Omicron and other tested variants

Extended leadership in HBV functional cure development

- Shared important new mono and combination therapy clinical data
- Started three new Phase 2 combination trials

Expanded GSK collaboration to include flu & other respiratory diseases

Initiated first HIV trial using novel HCMV vaccine platform

USG: US Government; **IM**: intramuscular; **HBV**: hepatitis B; **HIV**: human immunodeficiency virus; **HCMV**: human cytomegalovirus

© 2022 Vir Biotechnology, Inc.

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$ 917.2 million sotrovimab collaboration 1 revenues in 2021, more expected in 2022. Strong balance sheet. Resources to help save even more lives, build more value Pursuing a robust and diverse pipeline 2 in large infectious diseases: COVID-19, A pivotal Hepatitis B, Influenza and HIV, with multiple clinical value drivers in 2022 moment for VIR Validated and new technologies driving 3 innovation behind late-stage programs COVID-19: coronavirus disease 2019 © 2022 Vir Biotechnology, Inc. 04

CLINICAL DEVELOPMENT PIPELINE

Antibody siRNA T cell

Disease Area	Product Candidate	Treatment / Prophylaxis	Preclinical	Phase 1	Phase 2	Phase 3	Authorized	Collaborator
COVID-19	Sotrovimab	Treatment (Early-IV)					†	GlaxoSmithKline
	Sotrovimab	Treatment (Early-IM)				†		GlaxoSmithKline
	Sotrovimab	Treatment (Hospitalized)						GlaxoSmithKline
	Sotrovimab	Prophylaxis						GlaxoSmithKline
	VIR-7832	Treatment						GlaxoSmithKline
HBV	VIR-2218	Treatment						Alnylam
	VIR-2218 + PEG-IFN-α	Treatment						Alnylam
	VIR-3434	Treatment						
	VIR-2218 + VIR-3434	Treatment						Alnylam
	VIR-2218 + BRII-179	Treatment						Alnylam, Brii Biosciences
	VIR-2218 + TLR8[1] + PD-1[2]	Treatment						Alnylam, Gilead
Influenza A	VIR-2482	Prophylaxis						
HIV	VIR-1111*	Prophylaxis						Bill & Melinda Gates Foundation

*Vaccine designed to establish proof of concept in Phase (Ph) 1 clinical trial to determine whether unique immune response observed in non-human primates can be replicated in humans; ultimately, any candidates we advance as a potential HIV vaccine will require modifications to VIR-1111 before further clinical development.
Sotrovimab and VIR-2482 incorporate Xencor's XtendTM technology. VIR-7832 and VIR-3434 incorporate Xencor's XtendTM and other Fc technologies.

PEG-IFNα: peginterferon alfa-2a
1: GS-9688; 2: nivolumab
†sotrovimab for early treatment by IV currently has marketing approval, temporary authorization or emergency use authorization in >40 countries and an application has been submitted to the FDA requesting an amendment to the EUA for sotrovimab to include IM administration.

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COVID-19 A S P I R I N G T O M A K E C O V I D H I S T O R Y © 2022 Vir Biotechnology, Inc. 06

S O T R O V I M A B COVID-19 unmet needs ~429M ~6M Cases to date globally Deaths to date globally https://coronavirus.jhu.edu/map.htm © 2022 Vir Biotechnology, Inc. 07 As of February 23, 2022

SOTROVIMAB

Reaching patients around the world

XEVUDY sotrovimab

Sotrovimab currently has marketing approval, temporary authorization or emergency use authorization in **>40 countries**

~1.7 million sotrovimab doses sold* to date
2021: **>750,000**
1Q2022: **~1 million** (inc. 600,000 to US Government)*



Working to enable broader patient access by:

1. Increasing 1H2022 supply to 2 million doses, additional doses in 2H2022
2. Filed IM EUA amendment with FDA
3. Conducting trials to address unmet needs in high-risk prophylaxis and hospitalized patients

*Doses secured through binding agreements

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W H A T ’ S N E X T ? Preparing for the next wave and for future pandemics SMALL MOLECULE THAT ANTIBODIES THAT ARE PAN-CORONAVIRUS TREATS MULTIPLE EVEN BROADER AND VACCINE DESIGNED TO RESPIRATORY DISEASES: MORE POTENT THAN BE VARIANT PROOF COVID, FLU, ETC SOTROVIMAB Manufacturing initiated Initial proof-of-concept achieved Initial proof-of-concept achieved + © 2022 Vir Biotechnology, Inc. 09 04

Hepatitis B I N P U R S U I T O F A F U N C T I O N A L C U R E © 2022 Vir Biotechnology, Inc. 10

HEPATITIS B

In pursuit of a functional cure

UNMET NEEDS

~300M

Approximately 300 million people in the world live with chronic Hepatitis B

<7%

Current therapies either require life-long therapy or have poor tolerability with functional cure* rates less than 7%

VIR'S ANSWER

We are developing multiple combination therapies intended to both suppress the virus ("remove the brake") and stimulate the immune system ("step on the gas")

Recent presentations at EASL and AASLD demonstrate the breadth of our approach

https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC8309973/
*Functional cure: undetectable hepatitis B virus surface antigen (HBsAg), defined as less than 0.05 international units per milliliter, as well as HBV DNA less than the lower limit of quantification, in the blood six months after the end of therapy

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H E P A T I T I S B Broad portfolio in pursuit of a functional cure VIR-2218 PHASE 2 DATA ONGOING PHASE 2 COMBINATION TRIALS WITH VIR-2218 Potential Best-In-Class siRNA as “backbone” of therapy VIR-3434 mAb 1 2 PEG-IFN-⍺ GS-9688 TLR-8 agonist 3 Nivolumab PD-1 antagonist Placebo 20 mg 50 mg 100 mg 200 mg 4 BRII-179 T cell vaccine 1 Substantial, Durable, and Dose Dependent Reduction of HBsAg through 48 weeks HBsAg: hepatitis B virus surface antigen © 2022 Vir Biotechnology, Inc. 1. Gane E, et al. Oral presentation at: The International Liver Congress – EASL; June 25, 2021; Virtual. 12 Mean Change in Log 10 HBsAg (IU/mL)

M A R C H T R I A L Evaluating functional cure potential from combinations Part B*: additional cohorts to determine dose, length of treatment, and evaluate Part A: short treatment courses designed to rapidly evaluate safety, PK, and HBsAg suppression, when VIR-3434 is given weekly triple cocktails, when VIR-3434 is given every 4 weeks WEEK WEEK 00 04 08 12 16 20 24 28 32 36 40 44 48 00 04 08 12 16 20 24 28 32 36 40 44 48 Regimen 3 Regimen 1 VIR-2218 Q4W VIR-2218 Q4W VIR-3434 Q4W VIR-3434 QW Regimen 2 Regimen 4 VIR-2218 Q4W VIR-2218 Q4W VIR-3434 Q4W VIR-3434 QW Regimen 5 Initial data expected 1H2022 VIR-2218 Q4W VIR-3434 Q4W PEG-IFNα QW Each regimen will enroll up to 30 participants with chronic HBV infection who are virally suppressed on NRTI therapy Participants will be followed for at least 48 weeks post-treatment and be assessed for safety and efficacy VIR-3434 18-75mg dosing in Part A, dosing TBD for Part B; VIR-2218 200mg dose in Part B; PEG-IFNα 180mcg dose in Regimen 5 MARCH: Monoclonal Antibody siRNA Combination against Hepatitis B; QW: weekly; Q4W, every 4 weeks; NRTI: nucleos(t)ide reverse transcriptase inhibitor *Not exhaustive - additional cohorts may be added © 2022 Vir Biotechnology, Inc. 13

Influenza, HIV and Innovation M O V I N G T H E F I G H T F O R W A R D © 2022 Vir Biotechnology, Inc. 14

INFLUENZA

Working to overcome the limitations of current vaccines

UNMET NEED

~500K

Deaths from influenza globally each year

10-60%

Vaccines are only 10-60% effective, depending on the year

VIR'S ANSWER

Antibodies intended to provide meaningfully higher levels of protection for the most vulnerable: e.g., the elderly with COPD or CHF

VIR-2482:

- Covers all major strains of influenza A since the 1918 Spanish flu pandemic based on preclinical data - don't need to guess which strain of influenza will be circulating
- Designed to provide consistent protection for entire flu season - no immune response required
- Phase 2 start expected in 2H2022

Additional antibodies that also cover influenza B in preclinical development

https://www.who.int/teams/global-influenza-programme/surveillance-and-monitoring/burden-of-disease
https://www.webmd.com/lung/news/20200902/how-effective-is-the-flu-vaccine
COPD: Chronic obstructive pulmonary disease; **CHF**: chronic heart failure

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HIV

On a mission to prevent and cure*

UNMET NEED

~1.5M

New cases per year

High unmet need for a vaccine for the billions of individuals who are or may become sexually active

~38M

Infected globally

High unmet need for a cure for the millions who don't want to take antiretroviral therapy in perpetuity

VIR'S ANSWER

PREVENTION:

HCMV-based vaccine intended to "program" unique T cell responses against HIV

VIR-1111

- Currently in phase 1
- No safety signals reported to date
- Plan to share additional clinical data in 1H2022

CURE:

Antibodies engineered to enhance T cell responses in preclinical development

*In collaboration with the Bill & Melinda Gates Foundation
https://www.unaids.org/en/resources/fact-sheet

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INNOVATION

Deploying our technologies to create enduring medicines

CURRENT TECHNOLOGY PLATFORMS

- ANTIBODIES
- T CELL
- INNATE IMMUNITY
- siRNA

NEW AREAS OF INNOVATION

- B CELL
- AI / MACHINE LEARNING

- Broadly-neutralizing antibodies that can treat today's and tomorrow's variants
- T cell immunomodulators for the prevention and cure of chronic infections
- Universal vaccines to protect against future diseases
- Broad spectrum host-directed oral antivirals impervious to resistance
- B cell factories that continuously deliver antibodies

siRNA: small interfering ribonucleic acid

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Catalysts L O O K I N G A H E A D T O 2 0 2 2 © 2022 Vir Biotechnology, Inc. 18

2022 ANTICIPATED CATALYSTS

● COVID-19 ● HBV ● INFLUENZA ○ HIV

VIR

FIRST HALF		SECOND HALF	
VIR-7832 (mAb) Phase 1b add'l clinical data (Early Treatment, AGILE)	Data	**Sotrovimab (mAb)** BLA (Early Treatment, IV, IM)	File
VIR-2218 (siRNA) + VIR-3434 (mAb) Phase 2 (MARCH trial)	Data	**Sotrovimab (mAb)** Phase 3 (Prophylaxis, COMET-STAR)	Data*
VIR-2218 (siRNA) +/- PEG-IFN-α Phase 2 additional clinical data	Data	**Sotrovimab (mAb)** Phase 3 (Hospitalized, RECOVERY)	Data
VIR-3434 (mAb) Phase 1 additional clinical data	Data	**VIR-2218 (siRNA) + BRII-179** Phase 2	Data
VIR-1111 (T cell) Phase 1 additional clinical data	Data	**VIR-2482 (mAb)** Phase 2	Start

*The analysis of the primary endpoint in the COMET-STAR trial will be event driven, and could be as early as the second half of 2022.

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Fourth quarter and FY 2021 financial overview

VIR

TOTAL REVENUE

4Q2021: $812.7M
FY2021: $1.1B

SOTROVIMAB COLLABORATION REVENUE

4Q2021: $809.5M
FY2021: $917.2M

NET INCOME

4Q2021: $525.3M
FY2021: $528.6M

EPS

4Q2021:
- $4.01 per share, basic
- $3.92 per share, diluted

FY2021:
- $4.07 per share, basic
- $3.96 per share, diluted

SHARES OF COMMON STOCK ISSUED & OUTSTANDING

~131M

CASH, CASH EQUIVALENTS AND INVESTMENTS*

~$909.5M

* Excludes restricted cash

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